Supplement to the currently effective Statement of Additional Information of

Scudder Variable Series II
     Scudder International Select Equity Portfolio

The following revises the information in the Management of the Fund section in the Portfolio's Statement of Additional Information.

Subadvisor. Deutsche Asset Management Investment Services Limited (DeAMIS), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement remains in effect until September 30, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect until September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and
(b) by the shareholders or the Board of Trustees of the Trust. The sub-advisory agreement may be terminated at any time upon 60 days' written notice by the Advisor or by the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.




June 21, 2002